Exhibit 99.1

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

LOGICQUEST TECHNOLOGY, INC.

AND

COYNI, INC.

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 8th day of June, 2023 (“Entry Date”), by and between Logicquest Technology, Inc., a corporation incorporated and existing under the laws of the State of Nevada (“Logicquest”), and Coyni, Inc. a corporation incorporated and existing under the laws of the State of Nevada (“Coyni”).

RECITALS

A.    The authorized capital stock of Logicquest consists of 200,000,000 shares of common stock, par value $0.001, of which 100,301,968 shares are issued and outstanding as of the date hereof, and 10,000,000 authorized shares of preferred stock, par value $0.001, of which 58 shares are issued and outstanding;

B.    The authorized capital stock of Coyni consists of 495,000,000 shares of common stock, par value $0.001, of which 1,000,000 shares are issued and outstanding as of the date hereof, and 5,000,000 authorized shares of preferred stock, par value $0.001, of which none are issued and outstanding.

C.    The respective Boards of Directors of Logicquest and Coyni have deemed it advisable and to the advantage of the two corporations that Coyni merge into Logicquest upon the terms and conditions herein provided;

D.    Logicquest and Coyni intend that the merger contemplated hereby qualify as a tax- free reorganization within the meaning of Sections 354 (a)(1) and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended;

E.    The Board of Directors for Logicquest is relying on NRS 92A.130 in approving this Agreement without consent of its shareholders since the corporation satisfies those provisions set forth in the statute, and all other applicable laws governing mergers of domestic constituent corporations under Nevada law.

F.    The Board of Directors for Coyni, and its sole shareholder, Ryvyl, Inc., a Nevada corporation, have consented to the merger as set forth in this Agreement, and is otherwise relying on all other applicable laws governing mergers of domestic constituent corporations under Nevada law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Logicquest and Coyni hereby agree to merge in accordance with the following plan:

AGREEMENT

1.    Merger. Coyni shall be merged with and into Logicquest, and Logicquest shall survive the merger with the effect provided by the corporation laws of the State of Nevada and this Agreement. As soon as practicable, and as may be required under the laws of the State of Nevada, an appropriate Certificate of Merger shall be signed, verified and delivered for filing with the Secretary of the State of Nevada, and Articles of Amendment changing the name of the corporation to “Coyni, Inc.” This Agreement shall become effective for purposes of all applicable law at the close of business on June 30, 2023 (the “Effective Time”), unless otherwise subsequently amended herein and with the State of Nevada.

2.    Rights and Liabilities of Coyni. At and after the Effective Time, Logicquest shall possess all of the rights, privileges, immunities and franchises of a public and private nature of Coyni; any and all property, real, personal and mixed, and any and all debts due Coyni on whatever account, and all other choses in action, and all and every other interest of either of Logicquest shall be taken and transferred to and vested in Logicquest without further act or deed; and the title to any real estate, or any interest therein, vested in Coyni shall not prevent or be in any way impaired by reason of the merger.

3.    Further Assurances. From time to time, as and when required by Logicquest, there shall be executed and delivered on behalf of Coyni such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Logicquest the title to and possession of powers, franchises and authority of Coyni and otherwise to carry out the purposes of this Agreement, and the officers and directors of Logicquest are fully authorized in the name and on behalf of Coyni or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.    Stock of Coyni. Upon the Effective Time, by virtue of this Agreement, and without any action on the part of the holder thereof, (i) each one (1) share of the issued and outstanding common stock of Coyni held as of record by Ryvyl, immediately prior to the Effective Time shall be changed and converted into one (1) share of common stock of Logicquest.

5.    Delivery of Shares. Within five (5) days of the Effective Time, the common shares of Logicquest will be delivered to Ryvyl at the address provided by Coyni to Logicquest.

6.    Stock of Logicquest. Upon the Effective Time, by virtue of this Agreement, and without any action on the part of the holder thereof, each share of common stock of Logicquest outstanding immediately prior thereto shall retain the status of an authorized and issued share of common stock of Logicquest. The shares issued to Ryvyl, as sole shareholder of Coyni, hereunder will be issued pursuant to Regulation D of the Securities Act of 1933 and will be restricted securities as defined thereunder. The securities issued may only be sold or otherwise transferred if registered or if an exemption from registration is available. The shares of common stock of Coyni titled to Logicquest in book entry (with Coyni serving as its own transfer agent) shall be exchanged for a certificate representing an equal number of shares of common stock of Logicquest. Promptly upon such exchange, Coyni shall cause to be cancelled and retired all shares of common stock of the corporation previously issued to Ryvyl.

7.    [Intentionally Omitted]

8.    Employee Benefit Plans. Logicquest shall not assume any obligations of Coyni under any employee benefit plans in effect as of such time or with respect to which employee rights or accrued benefits are outstanding as of such time except as may be required by federal or state law. Coyni shall have previous to the Effective Time transferred all right, title and interest in any employee benefit plans to a third party. If Coyni does not make the transfer contemplated by this Section 8 prior to the Effective Time such transfer shall be deemed to have been effective no later than the Effective Time.

9         Book Entries. As of the Effective Time, entries shall be made upon the books of Logicquest in respect of this Agreement in accordance with the following:

(a)    The assets and liabilities of Coyni immediately prior to the Effective Time shall be recorded on the books of Logicquest at the same amounts at which they were carried on the books of Coyni immediately prior to the Effective Time.

(b)    There shall be credited as stated capital in respect of the common stock of Logicquest the aggregate amount of the par value of all share of common stock Coyni issued as a result of the conversion of the outstanding shares of common stock of Coyni into shares of common stock of Logicquest pursuant to this Agreement.

(c)    There shall be credited as surplus in respect of the capital account of Logicquest the excess of (i) the amount of the capital of Coyni in respect of the common stock of Logicquest plus the amount carried in the capital surplus account of Coyni immediately prior to the Effective Time over (ii) the amount credited as stated capital in respect of the common stock of Coyni pursuant to paragraphs (b) and (c) of this Section 9.

(d)    There shall be credited as surplus in respect of retained earnings of Logicquest the aggregate of the amount carried in the retained earnings account of Coyni immediately prior to the Effective Time.

10.    Amendment. At any time before or after approval and adoption by the shareholders of Coyni, as may be required by the laws of the State of Nevada, and prior to the Effective Time, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Director to be necessary, desirable or expedient; provided, however, that, after any required approval of the shareholders of Coyni, such amendment may not materially and adversely affect the rights and interests of the shareholders of each of Coyni.

11.    Abandonment. At any time before the Effective Time, this Agreement may be terminated and the merger may be abandoned by affirmative consent of the Board of Directors of Coyni or Logicquest.

12.    Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority granted by the Board of Directors of Coyni and Logicquest has caused this Agreement to be executed by their respective Presidents as of the date first above written.

[Signatures on Next Page]

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the Entry Date notwithstanding the date of actual execution.

LOGICQUEST TECHNOLOGY, INC., a

Nevada corporation

By:         Ben Errez

Its:         President

COYNI, INC., a Nevada corporation

By:         Ben Errez

Its:         President